STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2024
Share-based payment arrangements [Abstract]
Stock-Based Compensation	Stock-Based Compensation

a)    Restricted Share Units (RSUs) and Deferred Share Units (DSUs)
Compensation expense for RSUs was a $35 million charge to earnings in 2024 (2023: $30 million) and is presented as a component of general and administrative expenses and cost of sales, consistent with the classification of other elements of compensation expense for those employees who had RSUs.
Compensation expense for RSUs incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate. At December 31, 2024, the weighted average remaining contractual life of RSUs was 0.82 years (2023: 0.82 years).

DSU and RSU Activity (Number of Units in Thousands)

	DSUs	Fair value	RSUs	Fair value
At January 1, 2023	837	$14.4	2,337	$26.3
Settled for cash	—	—	(1,383)	(23.2)
Granted	174	2.9	1,820	32.9
Credits for dividends	—	—	81	1.4
Change in value	—	1.0	—	(3.4)
At December 31, 2023	1,011	$18.3	2,855	$34.0
Settled for cash	(384)	(6.7)	(1,665)	(31.3)
Granted	145	2.5	2,395	37.6
Credits for dividends	—	—	101	1.7
Change in value	—	(2.1)	—	(2.7)
At December 31, 2024	772	$12.0	3,686	$39.3
b)    Performance Granted Share Units (PGSUs)
In 2014, Barrick launched a PGSU plan. Under this plan, selected employees are granted PGSUs, where each PGSU has a value equal to one Barrick common share. At December 31, 2024, 3,453 thousand units had been granted at a fair value of $38 million (2023: 3,002 thousand units at a fair value of $36 million).